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                                                                  ATTACHMENT C



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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Board of Directors
The Travelers Insurance Company:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/KPMG LLP


Hartford, Connecticut
April 16, 2001